UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

ALESCO FINANCIAL INC.

(formerly Sunset Financial Resources, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Merger Agreement

On February 20, 2009, Alesco Financial Inc. (“Alesco”) entered into an Agreement and Plan of Merger (“the Merger Agreement”) with Cohen Brothers, LLC, a Delaware limited liability company (“Cohen & Company”), and Fortune Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Alesco (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cohen & Company (the “Merger”), with Cohen & Company continuing as the surviving company and a subsidiary of Alesco (the “Surviving Company”).

Under the terms of the Merger Agreement, at the election of the holder, (i) each issued and outstanding Class A unit of membership interest in Cohen & Company and Class B unit of membership interest in Cohen & Company will, together, be converted into the right to receive 0.57372 shares of common stock, par value $0.001 per share, of Alesco (“Alesco common shares”) or 0.57372 units of membership interest of the Surviving Company, and (ii) each issued and outstanding Class C unit of membership interest in Cohen & Company held by Daniel Cohen, the chairman of Alesco and Cohen & Company, will be converted into the right to receive one share of Series A Voting Convertible Preferred Stock, par value $0.001 per share, of Alesco (the “Series A share”). The Series A share will have no economic rights but will entitle the holder thereof to elect one-third of the members of Alesco’s board of directors. In 2010, the holder of the Series A share may convert the Series A share into Series B Voting Non-Convertible Preferred Stock, par value $0.001 per share, of Alesco, which will have no economic rights but will entitle such holder to vote together with the holders of Alesco common shares on all matters presented to Alesco’s stockholders and to exercise approximately 31.5% of the voting power of the Alesco common shares. The units of membership interests in the Surviving Company may be converted into an equivalent number of Alesco common shares at any time in the future. Holders of Alesco common shares will continue to hold their shares in Alesco.

Each of Alesco and Cohen & Company has made representations and warranties in the Merger Agreement and has agreed to various covenants and agreements, including, among other things, to conduct its operations in the ordinary course consistent with past practice during the execution of the Merger Agreement and the closing of the Merger. In addition, the Merger Agreement contains a “go shop” provision pursuant to which Alesco may pursue superior merger or other strategic opportunities for a period of 40 days from the date of the execution of the Merger Agreement.

The Merger is subject to a number of closing conditions, including the receipt of third party consents, the approval by Alesco stockholders, the approval by Cohen & Company members, the receipt of a commitment to finance the combined company, the satisfaction by Cohen & Company of certain financial conditions, and other conditions set forth in the Merger Agreement. Upon the completion of the Merger, Daniel G. Cohen will be elected as chairman of the board of directors of Alesco and appointed as the chief executive officer of Alesco, and the board of directors of Alesco will consist of ten directors, seven of whom currently serve as independent directors of Alesco.

The Merger Agreement contains certain termination rights for both Alesco and Cohen & Company and provides that, upon termination of the Merger Agreement under specified circumstances described in the Merger Agreement relating to a takeover proposal submitted during the “go shop” period, Alesco will be required to pay Cohen & Company a termination fee of $1,000,000. Upon termination for certain other specified circumstances described in the Merger Agreement, Alesco or Cohen & Company may be required to pay a termination fee of $1,000,000 to the other party plus the other party’s fees and expenses not to exceed $1,000,000.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference. The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Alesco, Cohen & Company or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of each of Alesco and Merger Sub, on the one hand, and Cohen & Company, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Alesco and Merger Sub, on the one hand, and Cohen & Company, on the other hand. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Alesco and Cohen & Company and their subsidiaries that are included in reports, statements and other filings made with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure

On February 23, 2009, Alesco held a listen-only conference call to discuss the Merger. The script of the conference call is furnished herewith as Exhibit 99.1. In addition, a copy of the slides that were presented during the conference call is furnished herewith as Exhibit 99.2.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 20, 2009, by and among Alesco Financial Inc., Fortune Merger Sub, LLC and Cohen Brothers, LLC.

Exhibit 99.1	Script prepared for use on February 23, 2009 regarding the Merger.

Exhibit 99.2	Investor presentation dated February 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: February 23, 2009	By:	/s/ John J. Longino
John J. Longino Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of February 20, 2009, by and among Alesco Financial Inc., Fortune Merger Sub, LLC and Cohen Brothers, LLC.

Exhibit 99.1	Script prepared for use on February 23, 2009 regarding the Merger.

Exhibit 99.2	Investor presentation dated February 23, 2009.